UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 31, 2005

NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center	Princeton, NJ 08540

(Address of Principal Executive Offices)	(Zip Code)

609-524-4500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Items
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: NRG NORTHEAST GENERATING LLC AND SUBSIDIARIES
EX-99.2: NRG SOUTH CENTRAL GENERATING LLC AND SUBSIDIARIES
EX-99.3: LOUISIANA GENERATING LLC
EX-99.4: NRG MID ATLANTIC GENERATING LLC AND SUBSIDIARIES
EX-99.5: INDIAN RIVER POWER LLC
EX-99.6: OSWEGO HARBOR POWER LLC
EX-99.7: NRG INTERNATIONAL LLC AND SUBSIDIARIES

Item 8.01 Other Items

On June 15, 2005, NRG Energy, Inc., or NRG, filed audited financial statements for seven of its significant subsidiaries for the year ended December 31, 2004 pursuant to Rule 3-16 of Regulation S-X, in connection with the filing of a Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to register its 8% second priority senior secured notes due in 2013. This Form 8-K is being amended to also file financial statements for the quarter ended March 31, 2005 for those seven significant subsidiaries pursuant to Rule 3-16 of Regulation S-X, which are incorporated herein by reference as Exhibits 99.1 to 99.7.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired (not applicable)

(b) Pro Forma Financial Information (not applicable)

(c) Exhibits

EXHIBIT 99.1	NRG NORTHEAST GENERATING LLC AND SUBSIDIARIES
EXHIBIT 99.2	NRG SOUTH CENTRAL GENERATING LLC AND SUBSIDIARIES
EXHIBIT 99.3	LOUISIANA GENERATING LLC
EXHIBIT 99.4	NRG MID ATLANTIC GENERATING LLC AND SUBSIDIARIES
EXHIBIT 99.5	INDIAN RIVER POWER LLC
EXHIBIT 99.6	OSWEGO HARBOR POWER LLC
EXHIBIT 99.7	NRG INTERNATIONAL LLC AND SUBSIDIARIES

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

By:	/s/ TIMOTHY W. J. O’BRIEN

Timothy W. J. O’Brien Vice President, General Counsel and Secretary

     Dated: June 14, 2005

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Exhibit Index

EXHIBIT 99.1	NRG NORTHEAST GENERATING LLC AND SUBSIDIARIES
EXHIBIT 99.2	NRG SOUTH CENTRAL GENERATING LLC AND SUBSIDIARIES
EXHIBIT 99.3	LOUISIANA GENERATING LLC
EXHIBIT 99.4	NRG MID ATLANTIC GENERATING LLC AND SUBSIDIARIES
EXHIBIT 99.5	INDIAN RIVER POWER LLC
EXHIBIT 99.6	OSWEGO HARBOR POWER LLC
EXHIBIT 99.7	NRG INTERNATIONAL LLC AND SUBSIDIARIES

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